Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
22. Subsequent Events
a.In January 2024, Teekay Tankers gave notice to exercise its options to acquire eight Suezmax vessels for a total cost of $137.0 million, pursuant to repurchase options under related sale-leaseback arrangements. Teekay Tankers expects to complete the repurchase and delivery of these eight vessels in March 2024. Upon delivery of these eight vessels, the vessels will be unencumbered (see Note 8).
b.In February 2024, Teekay Tankers completed the sale of one Aframax / LR2 vessel for $23.5 million. The vessel and its related bunkers and lube oil inventory were classified as held for sale on Teekay Tankers' consolidated balance sheet as at December 31, 2023.